The attached lists all subsidiaries of the registrant. No subsidiaries have been excluded as permitted by Item 601(21)(II) of Regulation S-K, even though particular subsidiaries If taken together would not constitute a significant subsidiary under Rule 1-02(v) of Regulation S-X.


ALEXANDER & ALEXANDER SERVICES INC. and SUBSIDIARIES

                                                                State or         Percent of
                                                                Other              Voting
                                                                Jurisdiction of  Securities
                                                                Incorporation      Owned
                                                                -------------    ----------
Alexander & Alexander Services Inc...........................   Maryland
     Alexander & Alexander U.S. Inc..........................   Maryland           88%
          Alexander & Alexander Inc.(Maryland Corp.).........   Maryland          100%
               Alexander & Alexander, Inc.(Florida Corp.)....   Florida           100%
               Alexander & Alexander, Inc.(Louisiana Corp.)..   Louisiana         100%
                    Transport Insurance Inc..................   Louisiana         100%
               Alexander & Alexander, Inc.(Massachusetts
                 Corp.)......................................   Massachusetts     100%
               Alexander & Alexander, Inc.(Oklahoma Corp.)...   Oklahoma          100%
               Alexander & Alexander, Inc.(Tennessee Corp.)..   Tennessee         100%
               Alexander & Alexander, Inc.(West Virginia
                 Corp.)......................................   West Virginia     100%
               Alexander & Alexander & Paul Mayer GMBH.......   Austria            75%
               Alexander & Alexander of Arizona Inc..........   Arizona           100%
               Futuro 3000 S.R.L.............................   Italy               5%
               Alexander & Alexander of the Carolinas, Inc...   North Carolina    100%
               Alexander & Alexander of Connecticut Inc......   Connecticut       100%
               Alexander & Alexander of Kentucky Inc.........   Kentucky          100%
               Alexander & Alexander of Mississippi Inc......   Mississippi       100%
               Alexander & Alexander of New York, Inc........   New York          100%
                    AARE Corporation.........................   New York          100%
                    A & A Real Estate Services Inc...........   New York          100%
               Alexander & Alexander Securities Corp.........   Delaware          100%
               Alexander & Alexander of Virginia, Inc........   Virginia          100%
               Alexander & Alexander of Wyoming, Inc.........   Wyoming           100%
               Alexander & Associates Inc....................   Texas             100%
                    DA&A Insurance Agency, Inc...............   Texas             100%
                    Alexander Risk Management & Consulting
                      Services...............................   Texas             100%
                    Alexander & Alexander Health Services
                      Inc....................................   Texas             100%
                    Alexander Managing General Agency........   Texas             100%
                    Ecco General Agency Inc..................   Texas             100%
                         Ecco Services, Inc..................   Texas             100%
                              Ecco Insurance Services Inc.
                                (Calif.).....................   California        100%
                    Gilliland & McReynolds, Inc..............   Texas             100%
                    Insurance Administrators Inc.............   Texas             100%
                    SRA, Inc.................................   Texas             100%
               Alexander Hellas Ltd..........................   Greece            100%
               Alexander Howden Reinsurance Intermediaries
                 Inc.........................................   New York          100%
               Alexander Underwriting Agencies Limited.......   Bermuda            50%
               Alexsis Inc...................................   Maryland          100%
               Alexsis Risk Management Services Inc..........   New York          100%
               Barros & Carrion, Inc.........................   Puerto Rico       100%
                    Asesores y Corredores De Seguros S.A.....   Puerto Rico       100%
                    Inter-American Underwriters, Inc.........   Puerto Rico       100%
               Claimaco Corporation..........................   New York          100%
               Corporate Group Systems, Inc..................   Michigan          100%
               Corporate Service Inc.........................   Michigan          100%
               Employers Underwriters, Inc...................   Michigan          100%
               Figurecheck, Inc..............................   United Kingdom    100%
               Insurance Planning Inc........................   Nevada             80%
               Hemisphere Marine & General Assurance Ltd.....   Bermuda           100%
                    Alexander & Alexander Middle East Ltd....   Bermuda           100%
                    Alexander Insurance Ltd..................   Bermuda           100%


                                                                State or         Percent of
                                                                Other              Voting
                                                                Jurisdiction of  Securities
                                                                Incorporation      Owned
                                                                -------------    ----------
                    Security Offshore Insurance Ltd..........   Bermuda             3%
               R. B. Jones Corporation.......................   Delaware          100%
                    Alexander & Alexander of Kansas Inc......   Kansas            100%
                    Alexander & Alexander of Missouri Inc....   Missouri          100%
               SHL Pacific Regional Holdings Inc.
                 (California Corp)...........................   California        100%
                    Alexander & Alexander of California Inc..   California        100%
                         AGR Disposition Company Inc ........   California        100%
                              AGR (NY) Disposition Company
                                Inc..........................   New York          100%
                              BIS Disposition Company........   California        100%
                         Alexander & Alexander of Japan, Inc.   Nevada            100%
                    Alexander & Alexander of Idaho Inc.......   Idaho             100%
                         Campbell & Co., Inc.................   Idaho             100%
                    Alexander & Alexander of Indiana, Inc....   Indiana           100%
                    Alexander & Alexander of Michigan, Inc...   Michigan          100%
                    Alexander & Alexander of Ohio, Inc.......   Ohio              100%
                         Ohio Cap Insurance Company, Inc.....   Bermuda             7%
                    Alexander & Alexander of Washington, Inc.   Washington        100%
                    Alexander of Hawaii Inc..................   Hawaii            100%
                    Kadowaki Associates International Corp.
                      Ins. Broker............................   California        100%
               S. Hammond Story Agency Inc...................   Georgia           100%
               Alexander Reinsurance Intermediaries Inc......   New York          100%
               Tifco Properties, Inc.........................   Illinois          100%
               A&A Realty Finance Inc........................   Minnesota         100%
               United Commercial Agencies, Ltd...............   Cayman Islands     50%
               Alexander International Insurance Services
                 Ltd.........................................   Bermuda           100%
          Inter-American Group Inc...........................   Delaware          100%
          Alexander Insurance Managers Ltd...................   Bermuda            85%
               Alexander Insurance Managers (Dublin) Ltd.....   Ireland           100%
               Alexander Insurance Managers (Isle of Man)
                 Ltd.........................................   Isle of Man       100%
               Alexander Insurance Managers (Barbados) Ltd...   Barbados          100%
               Alexander Insurance Managers(Cayman) Ltd......   Cayman Islands    100%
               Alexander Insurance Managers (Holdings) Ltd...   Guernsey           90%
                    Alexander Insurance Managers (Guernsey)
                      Ltd....................................   Guernsey          100%
                         Bailiwick Consultancy & Management
                           Co. Ltd...........................   Guernsey          100%
          Alexander & Alexander Mexico S.A. de C.V...........   Mexico            100%
               Asesores Kennedy Agente De Seguros, S.A.......   Mexico             80%
               Promotora Zircon S.A. de C.V..................   Mexico             80%
               Seguridad y Prevencion S.A. de C.V............   Mexico             80%
               Servicios Administrativos Kennedy S.A. de C.V.   Mexico             80%
               Inmuebles Niagara S.A. de C.V.................   Mexico             80%
               Minet S.A. de C.V.............................   Mexico             80%
               Grupo Ken S.A. de C.V.........................   Mexico             80%
                    Asesores de Reaseguros Internacionales
                      Mexicanos..............................   Mexico             99%
               Consejuros Actuariales y Administrativos, S.C.   Mexico             80%
               Servisios Immobilarios Guadalajara, S.C.......   Mexico             80%
               Wilken Asesores, S.C..........................   Mexico             80%
     Alexander & Alexander Services U.K. Plc.................   United Kingdom    100%
          Alexander & Alexander Finance Limited..............   United Kingdom    100%
          Alexander & Alexander Mediadores De Seguros Ltda...   Portugal           73%
          Alexander Howden Underwriting Limited..............   United Kingdom    100%
          Couparey Nominees Limited..........................   United Kingdom    100%


                                                                State or         Percent of
                                                                Other              Voting
                                                                Jurisdiction of  Securities
                                                                Incorporation      Owned
                                                                -------------    ----------
          Alexander Howden Holdings Plc......................   United Kingdom    100%
               Howden Chile Consultores Ltda.................   Chile              51%
               Alexander Howden Group Agency Management Ltd..   United Kingdom    100%
               Alexander Howden Group (Bermuda) Limited......   Bermuda           100%
                    A.H.G. Far East Ltd......................   Hong Kong         100%
                         Asian Reinsurance Underwriters Ltd..   Hong Kong         100%
                         Howden Sterling Asia Limited........   Hong Kong         100%
                         Sphere Drake Far East Limited.......   Hong Kong         100%
                         Sterling Offices Far East...........   Hong Kong         100%
                    Alexander Underwriting Agencies Limited..   Bermuda            50%
                    Howden Cover Hispanoamericana (Bermuda)
                      Ltd....................................   Bermuda           100%
                         Alexander Howden de Espana..........   Spain              50%
                    Trent Insurance Company Ltd..............   Bermuda           100%
               Alexander Howden Group Ltd. ..................   United Kingdom    100%
                    Howden Dastur Reinsurance Brokers
                      (Private) Ltd..........................   India              40%
                    Alexander y Alexander Chile Ltda.........   Chile              51%
                    Sten-Re S.A..............................   Spain              50%
                    Alexander Howden Group Financial
                      Services Ltd...........................   United Kingdom    100%
                    Howden Chile Reaseguros Ltda.............   Chile              51%
                    Alexander Howden Group Management
                      Services Ltd...........................   United Kingdom    100%
                    Alexander Howden Limited.................   United Kingdom    100%
                    Alexander Howden Reinsurance Brokers Ltd.   United Kingdom    100%
                         Cisema..............................   Brazil             33%
                         Keith Rayment & Associates Ltd......   United Kingdom     51%
                         Alexander Howden Ossa de Colombia
                           S.A...............................   Colombia           51%
                    Anistics Ltd.............................   United Kingdom    100%
                    Energy Insurance Brokers and Risk
                      Management Co..........................   United Kingdom    100%
                    Independent Engineering Services Ltd.....   United Kingdom    100%
                    Alexander Howden Asia Pacific Ltd........   United Kingdom    100%
                    Keyaction Ltd............................   United Kingdom    100%
                    Rydata Limited...........................   United Kingdom    100%
               Alexander Howden Financial Services Limited...   United Kingdom    100%
               Alexander Howden International Limited........   United Kingdom    100%
                    A.H.O.H. (Bermuda) Limited...............   Bermuda           100%
                         SPICAFAB Limited....................   United Kingdom    100%
                              Alexander Howden Group
                                (Australia) Ltd..............   Australia         100%
                                   Sterling Offices
                                     (Australia) Ltd.........   Australia         100%
                              Sterling Universal Holdings
                                Ltd..........................   Canada             30%
                                   Sterling Universal Ltd....   Canada            100%
                                   Alexander Howden Canada
                                     Ltd.....................   Canada            100%
                         IRM France SA.......................   France             45%
               Alexander Howden Y Associados S.A. de C.V.....   Mexico             35%
               Dormante Holdings Limited.....................   United Kingdom    100%
                    Solar Underwriting Agencies Ltd..........   United Kingdom    100%
               Howden Management & Data Services Limited.....   United Kingdom    100%
                    Alexander Howden Leasing Limited.........   United Kingdom    100%
               Morice Tozer S.A..............................   Spain             100%
                    Sten-Re S.A..............................   Spain              50%
          Alexander Stenhouse and Partners Ltd...............   United Kingdom    100%
               Scottish & Commonwealth Insurance Co. Ltd.
                 (Bermuda)...................................   Bermuda           100%
               Alexander Stenhouse Europe Ltd................   United Kingdom    100%


                                                                State or         Percent of
                                                                Other              Voting
                                                                Jurisdiction of  Securities
                                                                Incorporation      Owned
                                                                -------------    ----------
                    Alexander & Alexander Sigorta Musavirlk
                      Anonim S...............................   Turkey             51%
                         Cagdas Sigorta A.S..................   Turkey             94%
                    Ralph S. Harris (Insurance) Pty. Ltd.....   Zimbabwe          100%
                    Reed Stenhouse Europe Holdings B.V.......   Holland           100%
                         Alexander Stenhouse A.G.............   Switzerland       100%
                         Reinsurance Underwriting Agency Ltd.   Switzerland       100%
                    Reed Stenhouse GMBH......................   Germany           100%
                    Societe Generale de Courtage d'Assurances   France             14%
                         A.M.P.R.E...........................   France             90%
                         Alexander & Alexander Consultants
                           S.A...............................   France            100%
                         France Cote D'Afrique...............   France             99%
                         Groupement Europeen d'Assurances
                           General...........................   France            100%
                         SASE France.........................   France            100%
                    Alexander & Alexander France S.A.........   France            100%
                         Societe Generale de Courtage
                           d'Assurances .....................   France             37%
                              A.M.P.R.E......................   France             90%
                              Alexander & Alexander
                                Consultants S.A..............   France            100%
                              France Cote D'Afrique..........   France             99%
                              Groupement Europeen
                                d'Assurances General.........   France            100%
                              SASE France....................   France            100%
                    Stenhouse Reed Shaw Africa (Pty) Ltd.....   South Africa      100%
               Alexander & Alexander Ltd.....................   United Kingdom    100%
                    Alexander Stenhouse Management Services
                      Limited................................   United Kingdom    100%
                    Alexander & Alexander U.K. Ltd...........   United Kingdom    100%
                    Alexander Stenhouse Limited..............   United Kingdom    100%
                    Alexander & Alexander (Isle of Man)
                      Limited................................   Isle of Man       100%
                    Alexander Stenhouse Magee Limited........   Ireland           100%
                    Alexander & Alexander (C.I.) Limited.....   Guernsey          100%
                    Alexander & Alexander (Ireland) Limited..   Ireland           100%
               Alexander & Alexander U.K. Pension Trustees
                 Ltd.........................................   United Kingdom    100%
               Noble Grossart Holdings Ltd...................   United Kingdom     20%
                    Noble Grossart Ltd.......................   Scotland          100%
                         Noble Grossart Investments Ltd......   Scotland           60%
                              NGI SOQ Ltd....................   Scotland          100%
                              NGI Securities Ltd.............   Scotland          100%
                              NGI Inc........................   Delaware          100%
                         Howe Securities Ltd.................   Scotland          100%
                    Noble Grossart Investments Ltd...........   Scotland           40%
                         NGI SOQ Ltd.........................   Scotland          100%
                         NGI Securities Ltd..................   Scotland          100%
                         NGI Inc.............................   Delaware          100%
               Stenhouse Marketing Services London Ltd.......   United Kingdom    100%
                    Stenhouse Marketing Services Inc.........   Delaware          100%
               Halford, Shead & Co. Limited..................   United Kingdom    100%
                    IRM France SA............................   France             55%
                    Reed Stenhouse Underwriting Mgmt Ltd.....   United Kingdom    100%
               The Alexander Consulting Group Ltd............   United Kingdom    100%
                    Alexander Stenhouse Fund Managers Ltd....   United Kingdom    100%
     Alexander & Alexander International Inc.................   Maryland          100%
          Alexander & Alexander of Thailand Ltd..............   Thailand           25%
          Alexander & Alexander Ltd - Thailand...............   Thailand           25%


                                                                State or         Percent of
                                                                Other              Voting
                                                                Jurisdiction of  Securities
                                                                Incorporation      Owned
                                                                -------------    ----------
          Alexander & Alexander Europe B.V...................   Netherlands       100%
               Alexander & Alexander Belgium NV..............   Belgium           100%
                    NV Alexander Stenhouse Belgium
                      International S.A......................   Belgium            25%
               Reed Stenhouse Netherlands B.V................   Holland           100%
                    Alexander & Alexander Italia S.P.A.......   Italy              50%
                         Brokeraggio Assicurativo SRL........   Italy              30%
               Alexander & Alexander Insurance Brokers -
                 Hungary.....................................   Hungary           100%
               Alexander & Alexander Insurance Brokers -
                 Czech Republic..............................   Czech. Republic   100%
               Alexander & Alexander Insurance Brokers -
                 Poland......................................   Poland            100%
               Alexander & Alexander Spain S.A...............   Spain              90%
                    Prevencion y Control.....................   Spain             100%
                    Alexander Stenhouse SRL..................   Spain             100%
                         Reed Stenhouse (Espana) S.A.........   Spain              95%
                    Alexander Stenhouse Risk Management S.A..   Spain             100%
               Alexander & Alexander Holdings B.V............   Netherlands       100%
                    Brons Orobio Groep B.V...................   Netherlands       100%
                         Brons Van Lennep B.V................   Netherlands       100%
                         Orobio Mees Herman B.V..............   Netherlands       100%
                              Brons Orobio Groep
                                (Partnership)................   Netherlands       100%
                         Brons Hartley Cooper B.V............   Netherlands        50%
                    Bekouw Mendes B.V........................   Netherlands       100%
                    Bekouw Mendes Reinsurance B.V............   Netherlands       100%
                    Brons Van Lennep Den Haug B.V............   Netherlands       100%
                    Bekouw Mendes Risk Management B.V........   Netherlands       100%
                         Alexander Insurance Managers N.V....   Nether/Antilles   100%
                    N.V. Verzekering Maatschappij
                      "Diligentia van 1890"..................   Netherlands       100%
                    Bekouw Mendes C.V........................   Netherlands        76%
                         Firma A.J. Driessen C.V.............   Netherlands       100%
                         Firma H.J. Reens C.V................   Netherlands       100%
               Alexander & Alexander Scandinavia A.B.........   Sweden            100%
               Futuro 3000 S.R.L.............................   Italy              95%
               Alexander Coyle Hamilton Ltd..................   Ireland            75%
               Alexander Insurance Managers Ltd S.A.R.L......   Luxembourg        100%
               NV Alexander Stenhouse Belgium International
                 S.A.........................................   Belgium            75%
               Fides Alexander A.G. (Switzerland)............   Switzerland        45%
          Alexander & Alexander LTDA.........................   Brazil             99%
               MacFarlane Participacoes LTDA.................   Brazil             59%
               Alexander & Alexander Servicios LTDA..........   Brazil             59%
               MacFarlane E. Associados Participacoes LTDA...   Brazil             59%
               Alexander & Alexander Brazil Ltda.............   Brazil             50%
          Alexander & Davidson de Columbia LTDA..............   Columbia           49%
          Alexander, Ayling, Barrios & Cia, S.A..............   Argentina          98%
          Alexander Insurance Managers (Singapore) Pte. Ltd..   Singapore         100%
          Pensions Berattings Gmbh...........................   Germany            20%
          Jaspers Industrie Assekuranz Gmbh & Co. KG.........   Germany            20%
               Pensions Berattings Gmbh......................   Germany            25%
          Industrie Assekuranz Gmbh..........................   Germany            20%
          Servicios A.B.S., S.A..............................   Mexico             75%
     Alexander Clay & Partners Consulting....................   United Kingdom    100%
     Alexander & Alexander Australia Holdings Ltd............   Australia         100%
          Alexander Stenhouse Accumulation Fund Nominees.....   Australia         100%


                                                                State or         Percent of
                                                                Other              Voting
                                                                Jurisdiction of  Securities
                                                                Incorporation      Owned
                                                                -------------    ----------
          Alexander & Alexander Ltd..........................   Australia         100%
          Anistics Pty. Ltd..................................   Australia         100%
          John C. Lloyd Reinsurance Brokers Ltd..............   Australia          88%
          Alexander Stenhouse Financial Services Ltd.........   Australia         100%
          Alexander Stenhouse Nominees Ltd...................   Australia         100%
          Burnie Enterprises P/L.............................   New Guinea        100%
               Alexander & Alexander (PNG) Pty. Limited......   New Guinea         63%
          The Alexander Consulting Group Ltd.................   Australia         100%
          Southern Cross Underwriting Pty. Limited...........   Australia          56%
          Reed Stenhouse Asia Pacific Ltd (U.K.).............   Scotland          100%
     Alexander & Alexander (Hong Kong) Holding Ltd...........   Hong Kong         100%
          Alexander Lippo (Hong Kong) Ltd....................   Hong Kong          50%
     Alexander & Alexander Holdings N.Z. Limited.............   New Zealand       100%
          The Alexander Consulting Group Limited.............   New Zealand       100%
          Alexander & Alexander Ltd..........................   New Zealand       100%
               Southern Insurance Brokers Limited............   New Zealand       100%
               Southern Insurance Brokers (Miles) Limited....   New Zealand       100%
               Alexander Benefits Services Ltd...............   New Zealand       100%
               B.A. Nelson Ltd...............................   New Zealand        40%
               Alexander & Alexander Services NZ Ltd.........   New Zealand       100%
                    Alexander & Alexander (NZ) Ltd...........   New Zealand       100%
                    Alexander Anistics Services Ltd..........   New Zealand       100%
                    Alexander Portfolio Management Ltd.......   New Zealand       100%
               Adam and Adam Limited.........................   New Zealand       100%
                    Superannuation Management Ltd............   New Zealand       100%
                         British Underwriting Agencies Ltd...   New Zealand       100%
               Alexander & Alexander Limited (Fiji)..........   Fiji              100%
               Alexander Sterling Reinsurance Limited........   New Zealand       100%
               Knight Alexander Stenhouse Ltd................   New Zealand       100%
               Marsden & Associates(Fire & General) Ltd......   New Zealand       100%
               Russell Brown & Co. Ltd.......................   New Zealand       100%
     Atlanta Group Inc.......................................   Delaware          100%
          Alexander Howden North America Inc. (Georgia)......   Georgia           100%
               AAMET Inc.....................................   Maryland          100%
               Alexander Howden North America Inc. (Ohio)....   Ohio              100%
               Alexander Howden North America Inc.
                 (Massachusetts).............................   Massachusetts     100%
               Alexander Howden North America Inc (N.Y.).....   New York          100%
               Alexander Howden North America Inc. (Texas)...   Texas             100%
                    Alexander Howden Insurance Services, Inc.
                      (Texas)................................   Texas             100%
               Illinois R.B. Jones Inc. .....................   Illinois          100%
          American Special Risk Insurance Company............   Delaware          100%
          Atlanta International Insurance Company............   New York          100%
     Jufcrest Limited........................................   United Kingdom     50%
     Manzitti Howden Beck s.p.a..............................   Italy              41%
          L.& F. Longobardi SRL..............................   Italy              24%
          Pandi Italia s.p.a.................................   Italy               5%
          CSA................................................   Italy              13%
     Reed Stenhouse Companies Ltd............................   Canada            100%
          Duggan Insurances Ltd..............................   Ireland           100%
          National Computer Services Ltd.....................   Canada            100%
          Y & D Properties Ltd...............................   Canada             50%


                                                                State or         Percent of
                                                                Other              Voting
                                                                Jurisdiction of  Securities
                                                                Incorporation      Owned
                                                                -------------    ----------
          Reed Stenhouse Ltd.................................   Canada            100%
          Reinsurance Managers Ltd...........................   Canada            100%
          Risk Management Consultants of Canada Ltd..........   Canada            100%
          Societe de Courtage Meloche Alexander Ltd..........   Canada            100%
          Sterling Universal Holdings Ltd....................   Canada             70%
               Sterling Universal Ltd........................   Canada            100%
               Alexander Howden Canada Ltd...................   Canada            100%
          The Alexander Consulting Group Ltd.................   Canada            100%
          Alexander & Alexander Canada Inc...................   Canada            100%
          514239 Ontario Ltd.................................   Canada            100%
          164113 Canada Inc..................................   Canada            100%
               164226 Canada Inc.............................   Canada             50%
          164226 Canada Inc..................................   Canada             50%
     Stenhouse (S.E. Asia) Pte. Ltd..........................   Singapore         100%
          Alexander & Alexander (Asia) Holding Pte. Ltd
            (formerly AS (Asia)).............................   Singapore         100%
               Alexander Howden Far East Pte Ltd.............   Singapore         100%
               Alexander & Alexander Risk Management Services
                 Inc.........................................   Taiwan             50%
               Alexander & Alexander Insurance Agency Ltd....   Taiwan             50%
               Alexander & Alexander (Malaysia) Sdn Bhd......   Malaysia           49%
               Alexander & Alexander Pte. Ltd................   Singapore         100%
               Alexander Stenhouse Taiwan Ltd................   Taiwan             50%
               Alexander Howden Reinsurance Brokers (Asia)
                 Pte. Ltd....................................   Singapore         100%
     Alexander & Alexander Government & Industry Affairs Inc.   Dist. Of Columbia 100%
     PTS Liquidation Co......................................   Pennsylvania      100%
     The Alexander Consulting Group Inc......................   Maryland          100%
          Alexander & Alexander Benefits Services Inc........   New Jersey        100%
               Alexander & Alexander Benefits Services
                 (Arizona) Inc...............................   Arizona           100%
               Alexander & Alexander Benefits Services Of
                 Louisiana Inc...............................   Louisiana         100%
               Alexander & Alexander Benefits Services Inc...   Ohio              100%
               Alexander & Alexander Insurance Benefits
                 Services Inc................................   Massachusetts     100%
               Alexander & Alexander Life Agency of Ohio.....   Ohio              100%
               A&A Managing General Agency, Inc..............   Texas             100%
               Paul Burke & Associates, Inc..................   Minnesota         100%
               Pilots International Association..............   North Dakota      100%
          Alexander & Alexander Consulting Group Inc.........   New Jersey        100%
               Alexander & Alexander Benefit Services Inc....   Virginia          100%
               Alexander & Alexander Consulting Group Inc....   Texas             100%
          Alexander Consulting Investment Services Inc.......   Maryland          100%
     TP & C International Inc................................   Vermont           100%
     Trust Life Insurance Co. of America.....................   Arizona           100%
          Trust Property & Casualty Insurance Co.............   Vermont           100%

Updated 12/31/93